Davis Series, Inc.
File Number 811-02679
For the period ending 12/31/2012

Due to the restrictions in the format of form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for the following items:

Series 1

72DD.	1.  Total income dividends for which record pass during the period
	    (000's omitted)
	    Class A	      $ 2993

	2.  Dividends for a second class of open-end company shares
	    (000's omitted)
	    Class B	      $   35
	    Class C	      $  456
	    Class Y	      $ 1021


73A.	1.  Dividends from net investment income (per share)
	    Class A	      $ 0.32

	2.  Dividends for a second class of open-end company shares (per share)
	    Class B	      $ 0.08
    	    Class C	      $ 0.13
	    Class Y	      $ 0.39


74U.    1.  Number of shares outstanding (000's omitted)
	    Class A              9419

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B            	  426
	    Class C              3634
	    Class Y		 2539


74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 23.42

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 20.05
	    Class C           $ 21.10
	    Class Y           $ 24.09


Series 2

72DD.	1.  Total income dividends for which record pass during the period
	    (000's omitted)
	    Class A	      $ 1604

	2.  Dividends for a second class of open-end company shares
	    (000's omitted)
	    Class B	      $   70
	    Class C	      $  205
	    Class Y	      $  379

73A.	1.  Dividends from net investment income (per share)
	    Class A	      $ 0.09

	2.  Dividends for a second class of open-end company shares (per share)
	    Class B	      $ 0.04
    	    Class C	      $ 0.04
	    Class Y	      $ 0.10

74U.    1.  Number of shares outstanding (000's omitted)
	    Class A            17270

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B 	        1393
	    Class C             4265
	    Class Y		4287


74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 5.55

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 5.53
	    Class C           $ 5.55
	    Class Y           $ 5.60


Series 3

72DD.	1.  Total income dividends for which record pass during the period
	    (000's omitted)
	    Class A	      $   85

	2.  Dividends for a second class of open-end company shares
	    (000's omitted)
	    Class B	      $    6
	    Class C	      $    5
            Class Y           $    1


73A.	1.  Dividends from net investment income (per share)
	    Class A	      $  0.0004


	2.  Dividends for a second class of open-end company shares (per share)
	    Class B	      $  0.0004
    	    Class C	      $  0.0004
            Class Y           $  0.0004



74U.    1.  Number of shares outstanding (000's omitted)
	    Class A	       236957

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B             11708
	    Class C              9688
            Class Y              2891

74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 1.00

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 1.00
	    Class C           $ 1.00
            Class Y           $ 1.00


Series 4

72DD.	1.  Total income dividends for which record pass during the period
	    (000's omitted)
	    Class A	      $  4735

	2.  Dividends for a second class of open-end company shares
	    (000's omitted)
	    Class B	      $    0
	    Class C	      $  103
	    Class Y	      $  393

72EE.	1.  Total capital gains distributions for which record pass during the period (000's omitted)
	    Class A	      $ 5866

	2. Total capital gains distributions for which record pass during the period (000's omitted)
	    Class B	      $   88
	    Class C	      $  778
	    Class Y	      $  406

73A.	1.  Dividends from net investment income (per share)
	    Class A	      $ 0.33

	2.  Dividends for a second class of open-end company shares (per share)
	    Class B	      $ 0.00
    	    Class C	      $ 0.05
	    Class Y	      $ 0.40


74U.    1.  Number of shares outstanding (000's omitted)
	    Class A             14016

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B 		  214
	    Class C              1916
	    Class Y		 1015


74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 30.41

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 25.70
	    Class C           $ 26.53
	    Class Y           $ 31.15


Series 5

72DD.	1.  Total income dividends for which record pass during the period
	    (000's omitted)
	    Class A	      $ 4259

	2.  Dividends for a second class of open-end company shares
	    (000's omitted)
	    Class B	      $   83
	    Class C	      $  575
	    Class Y	      $  446


73A.	1.  Dividends from net investment income (per share)
	    Class A	      $ 0.46

	2.  Dividends for a second class of open-end company shares (per share)
	    Class B	      $ 0.21
    	    Class C	      $ 0.24
	    Class Y	      $ 0.52


74U.    1.  Number of shares outstanding (000's omitted)
	    Class A             8982

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B	         361
	    Class C             2221
	    Class Y		 796

74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 27.23

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 26.93
	    Class C           $ 27.36
	    Class Y           $ 27.34


Series 6

72DD.	1.  Total income dividends for which record pass during the period
	    (000's omitted)
	    Class A	      $ 2291

	2.  Dividends for a second class of open-end company shares
	    (000's omitted)
	    Class B	      $    3
	    Class C	      $   86
	    Class Y	      $  288


73A.	1.  Dividends from net investment income (per share)
	    Class A	      $ 0.32

	2.  Dividends for a second class of open-end company shares (per share)
	    Class B	      $ 0.02
    	    Class C	      $ 0.08
	    Class Y	      $ 0.40


74U.    1.  Number of shares outstanding (000's omitted)
	    Class A             7061

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B              147
	    Class C              995
	    Class Y		 738

74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 29.25

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 28.86
	    Class C           $ 29.25
	    Class Y           $ 29.63